Exhibit 10.8
ALDABRA 2 ACQUISITION CORP.
                        , 2007
Terrapin Partners LLC
540 Madison Avenue
17th Floor
New York, New York 10022
Gentlemen:
     This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Aldabra 2 Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus) or its liquidation, Terrapin Partners LLC shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room in New York City, as may be required by the Company from time to time, situated at 540 Madison Avenue, 17th Floor, New York, New York 10022 (or any successor location). In exchange therefor, the Company shall pay Terrapin Partners LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours, ALDABRA 2 ACQUISITION CORP.

By:
	Name:	Nathan Leight
	Title:	Chairman

AGREED TO AND ACCEPTED BY:
TERRAPIN PARTNERS LLC

By:
Name: Jason Weiss
Title: Manager